Exhibit 10.52

AMENDMENT NO. 6
TO THE NORTH AMERICAN COAL CORPORATION
SUPPLEMENTAL RETIREMENT BENEFIT PLAN
(As Amended and Restated as of January 1, 2008)

The North American Coal Corporation hereby adopts this Amendment No. 6 to The North American Coal Corporation Supplemental Retirement Benefit Plan (As Amended and Restated as of January 1, 2008) (the "Plan"), to be effective January 1, 2017. Words used herein with initial capital letters which are defined in the Plan are used herein as so defined.

Section 1

Exhibit A to the Plan is hereby amended in its entirety to read as shown in the attachment to this Amendment. [intentionally omitted]

EXECUTED this 20th day of December, 2016.

THE NORTH AMERICAN COAL CORPORATION

By: /s/ K. Donald Grischow
Title: Treasurer